                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  April 5, 1994

                         LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-9466                                13-3216325
      (Commission File Number)        (IRS Employer Identification No.)

      Three World Financial Center
      New York, New York                         10285
      (Address of principal                      (Zip Code)
      executive offices)

                    Registrant's telephone number, including
                           area code: (212) 298-2000

                    ________________________________________
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ITEM 5.         OTHER EVENTS.


LEHMAN BROTHERS HOLDINGS INC. REGISTRATION STATEMENT ON FORM S-1

        As previously reported, on January 24, 1994, American Express Company ("American Express") announced plans to issue a special dividend to its common shareholders which dividend will consist of the shares of the common stock par value $.10 per share of Lehman Brothers Holdings Inc. (the "Company"), which American Express owns immediately preceding such dividend. In connection therewith, on April 5, 1994, the Company filed its Registration Statement on Form S-1 (the "Registration Statement"), which Registration Statement, including audited consolidated financial statements and unaudited pro forma consolidated financial statements, is filed herewith.

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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (b)    Pro Forma Financial Information:

                LEHMAN BROTHERS HOLDINGS INC.
                PRO FORMA FINANCIAL INFORMATION


      Exhibit 99.2 of this Report, the unaudited pro forma consolidated financial statements and the notes thereto, is incorporated by reference to pages F-31 through F-36 in the Registration Statement.


      (c)    Exhibits

             The following Exhibits are filed as a part of this Report or are incorporated herein by reference.

                23      Consent of Ernst & Young

                99.1    Registration Statement on Form S-1
                        (Including 1993 Audited Consolidated
                        Financial Statements)

                99.2    Pro Forma Consolidated
                        Financial Statements
                        (Unaudited)
                        Incorporated by reference to
                        pages F-31 through F-36 of the
                        Registration Statement.


      The Exhibit Index to this Report is incorporated herein by reference.

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                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LEHMAN BROTHERS HOLDINGS INC.




                                                  BY:   /S/ ROBERT MATZA
                                                      -------------------------
                                                        ROBERT MATZA
                                                        CHIEF FINANCIAL OFFICER



DATE:  APRIL 14, 1994






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                                 EXHIBIT INDEX


                 EXHIBIT NO.                              EXHIBIT
                 -----------                              -------
                 Exhibit 23                        Consent of Ernst & Young


                 Exhibit 99.1                      Registration Statement on Form S-1
                                                   (Includes 1993 Audited Consolidated Financial Statements)

                 Exhibit 99.2                      Pro Forma Consolidated Financial Statements
                                                   (Unaudited)
                                                   Incorporated by reference to pages F-31 through F-36
                                                   of the Registration Statement